EXHIBIT 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of ITC Holdings Corp. (the “Registrant”) on Form 10-K for the period ended December 31, 2023 as filed with the Securities and Exchange Commission on February 8, 2024 (the “Report”), we, Linda H. Apsey, President and Chief Executive Officer of the Registrant, and Gretchen L. Holloway, Senior Vice President and Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
Dated: February 8, 2024

/s/ Linda H. Apsey
Linda H. Apsey President and Chief Executive Officer

/s/ Gretchen L. Holloway
Gretchen L. Holloway Senior Vice President and Chief Financial Officer